GOLDMAN SACHS TRUST

Goldman Sachs Short Duration and Government Fixed Income Funds

Class A, Class C, Institutional, Service, Investor, Class P, Class R and Class R6 Shares, as applicable, of the

Goldman Sachs Government Income Fund and Goldman Sachs Inflation Protected Securities Fund

(the “Funds”)

Supplement dated March 31, 2022 to the

Prospectuses, Summary Prospectuses and Statement of Additional Information (“SAI”), each dated July 29, 2021, as supplemented to date

Effective at the close of business on March 31, 2022 (the “Effective Date”), Raghavan Gopalsamy will begin serving as a portfolio manager for the Funds. Peter Stone will continue to serve as a portfolio manager for the Funds, and Jon Calluzzo, as per the supplement dated February 18, 2022, will begin serving as a portfolio manager effective at the close of business on March 31, 2022.

Accordingly, as of the close of business on the Effective Date, the Funds’ disclosures are modified as follows:

The following replaces in its entirety the second paragraph in the “Portfolio Managers” subsection of the “Goldman Sachs Government Income Fund—Summary—Portfolio Management” section of the Prospectuses and the “Portfolio Managers” subsection of the “Portfolio Management” section of the Goldman Sachs Government Income Fund’s Summary Prospectuses:

Portfolio Managers: Peter Stone, Managing Director, has managed the Fund since 2020; Jon Calluzzo, Vice President, has managed the Fund since 2022; and Raghavan Gopalsamy, Vice President, has managed the Fund since 2022.

The following replaces in its entirety the second paragraph in the “Portfolio Managers” subsection of the “Goldman Sachs Inflation Protected Securities Fund—Summary—Portfolio Management” section of the Prospectuses and the “Portfolio Managers” subsection of the “Portfolio Management” section of the Goldman Sachs Inflation Protected Securities Fund’s Summary Prospectuses:

Portfolio Managers: Peter Stone, Managing Director, has managed the Fund since 2020; Jon Calluzzo, Vice President, has managed the Fund since 2022; and Raghavan Gopalsamy, Vice President, has managed the Fund since 2022.

The following row is added to the table under the “Fixed Income Portfolio Management Team” subsection of the “Service Providers—Fund Managers” section of the Prospectuses:

Raghavan Goplsamy Vice President	Portfolio Manager— Government Income Fund Inflation Protected Securities Fund	Since 2022 2022	Mr. Gopalsamy is a portfolio manager on the Government/Swaps team within Fixed Income, responsible for Treasury, agency debt and interest rate derivatives strategies. He joined GS Asset Management in 2008. Prior to joining the firm, Raghavan was an Interest Rate Derivatives Trader at JP Morgan from 2006 to 2008, following a position in the Risk Management group from 2004 to 2006. Raghavan received his BS from Binghamton University in 2002.

This Supplement should be retained with your Prospectuses, Summary Prospectuses and SAI for future reference.

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